EXHIBIT 10.27

SECOND AMENDMENT TO CREDIT AGREEMENT

Hyde Athletic Industries, Inc.
13 Centennial Drive
Peabody, Massachusetts 01960-7901


                                                          November 29, 1996


State Street Bank and Trust Company,
    for itself and as Agent
225 Franklin Street
Boston, Massachusetts 02110

CoreStates Bank, N.A.
P.O. Box 7618
Philadelphia, Pennsylvania  19101-7618

Ladies and Gentlemen:

       Reference is made to the Credit Agreement among the undersigned and your banks dated August 31, 1993, as amended (the "Agreement"). Capitalized terms used herein without definition shall have the meanings such terms have in the Agreement.

       The undersigned hereby requests your consent to amend the Agreement as follows:

       1. That Section 2.1(a) of the Agreement be amended to read in its entirety as follows:

     "2.1  REVOLVING LINE OF CREDIT.     (a)    Each Bank hereby severally
     agrees, on the terms and conditions hereinafter set forth, to make advances ("Advances") to the Borrower and its Borrowing Subsidiaries from time to time during the period from the date hereof to and including August 1, 1998 (the "Termination Date"), in an aggregate principal amount outstanding at any time not to exceed the lesser of the two amounts computed as provided next to its name below (each Bank's "Commitment"):

                                  Maximum                     % of
     Bank                     principal amount           Borrowing Base

     State Street              $   7,500,000                   50%
     CBNA                      $   7,500,000                   50%


     Total                     $  15,000,000                  100%

     Each borrowing under this Section 2.1 shall consist of Advances made on the same date by the Banks ratably according to their respective Commitments. Subject at all times to the Borrowing Base and within the limits of each Bank's Commitment, the Borrower and the Borrowing Subsidiaries may borrow, repay Advances and reborrow under this Section 2.1. The proceeds of the Advances shall be used for working capital except as permitted by Section 5.1(iv) and 5.5."

     2. That Exhibit A hereto be substituted for Exhibit A to the Agreement.

       All terms and provisions of the Agreement not amended hereby shall remain in full force and effect.

       The undersigned has delivered to the Agent contemporaneously herewith promissory notes in the form attached hereto as Exhibit A in the principal amount of $7,500,000 in substitution for the "Revolving Credit Notes" referred to in Section 2.1 of the Agreement. Upon receipt of the aforementioned notes, please return the promissory notes of the undersigned dated August 31, 1994 payable to the order of State Street and CBNA each in the principal amount of $5,000,000 to the undersigned. The notes delivered to the Agent herewith shall thereafter be deemed to be the "Revolving Credit Notes" referred to in the Agreement.

       The undersigned represents and warrants to you that, as of the date of the execution and delivery of this Amendment, each of the representations and warranties set forth in the Agreement is true and correct except to the extent that such representations and warranties relate solely to an earlier date and that no Default or Event of Default as defined in Section 7 of the Agreement has occurred and is continuing.

       The undersigned hereby agrees to pay all costs and expenses, including reasonable attorneys' fees, incurred by you in connection with the preparation, negotiation and execution of this Amendment and of the documents and instruments referred to herein.

       This Amendment shall take effect as a second amendment to the Agreement as of the date hereof upon delivery to the undersigned of duplicate originals hereof, duly executed by authorized officers of your banks. This Amendment shall be deemed to be a sealed instrument and shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.

       Please indicate below your concurrence in the foregoing.

                                                  HYDE ATHLETIC INDUSTRIES, INC.

                                                  By: /s/ Charles A. Gottesman
Agreed:
STATE STREET BANK AND TRUST COMPANY
  for itself and as Agent
By:  /s/ Richard Flood


CORESTATES BANK, N.A.

By:  /s/ Lyle P. Cunningham




                                   EXHIBIT A


$7,500,000                                                November 1996


       On August 1, 1998, FOR VALUE RECEIVED, the undersigned, Hyde Athletic Industries, Inc., a Massachusetts corporation (the "Borrower"), HEREBY PROMISES
TO PAY to the order of            (the "Bank") the principal sum of Seven
Million Five Hundred Thousand Dollars ($7,500,000) or, if less, the aggregate unpaid principal amount of all Advances made by the Bank to the Borrower pursuant to the Credit Agreement referred to below, together with interest on any and all principal amounts remaining unpaid hereunder from time to time outstanding from the date hereof until payment in full of this Note, payable monthly in arrears beginning December 1, 1996, and continuing on the first day of each succeeding month at a fluctuating interest rate per annum equal to the Prime Rate in effect from time to time unless the Borrower shall have made an effective election to have one or more Advances bear interest at a Fixed Rate Option, as defined in the Credit Agreement, in which case such Advance shall bear interest at the Fixed Rate Option chosen by the Borrower. Each change in the fluctuating interest rate payable hereunder. "Prime Rate" shall mean the rate of interest announced by State Street Bank and Trust Company at its Boston office from time to time as its "Prime Rate." Interest shall be calculated on the basis of actual days elapsed and a year of 360 days. If any amount due under this note is not paid in full on the due date, whether as stated or by acceleration, interest on unpaid balances shall thereafter be payable on demand at a fluctuating rate equal to 4% per annum above the Prime Rate in effect from time to time, or if greater, 4% per annum above the Fixed Rate Option then in effect.

       Both principal and interest are payable in lawful money of the United States of America to the Agent at the office of the Bank located at 225 Franklin Street, Boston, Massachusetts, in immediately available funds. All Advances made by the Bank to the Borrower and all payments made on account of principal hereof shall be recorded by the Bank and Bank's records shall constitute evidence of the disbursement and repayment of such Advances which shall be presumed correct in the absence of manifest error.

       Any deposits or other sums at any time credited by, or due from the holder hereof to the Borrower may at any time be applied or set off against amounts due under this Note and any and all sole, joint or several, secured or unsecured, due or to become due, now existing or hereafter arising) of the Borrower to the holder at any time after a Default (as defined in the Credit Agreement) regardless of the adequacy of collateral.

       This note is one of the Revolving Credit Notes referred to in the Credit Agreement dated August 31, 1993, as amended, among the Bank, the Borrower, State
Street Bank and Trust Company, as agent, and                       (the "Credit
Agreement"), any Advance outstanding hereunder may be prepaid without penalty at any time that the Floating Rate Option (as defined in the Credit Agreement) is in effect. Any Advance outstanding hereunder that bears interest at the Fixed Rate Option may not be prepaid except upon payment to the holder of certain amounts provided for in the Credit Agreement. Pursuant to the Credit Agreement, the maturity of the principal hereof may be accelerated upon the occurrence of a Default, as defined in the Credit Agreement.

       This note is executed as an instrument under seal, and shall be governed by the laws of Massachusetts.

                                                HYDE ATHLETIC INDUSTRIES, INC.

                                                By: /s/ Charles Gottesman




                      THIRD AMENDMENT TO CREDIT AGREEMENT

                         Hyde Athletic Industries, Inc.
                              13 Centennial Drive
                       Peabody, Massachusetts 01960-7901



                                                January 31, 1997

State Street Bank and Trust Company,
  for itself and as Agent
225 Franklin Street
Boston, Massachusetts 02110

CoreStates Bank, N.A.
P.O. Box 7618
Philadelphia, Pennsylvania  19101-7618

Ladies and Gentlemen:

      Reference is made to the Credit Agreement among the undersigned and your banks dated August 31, 1993, as amended (the "Agreement"). Capitalized terms used herein without definition shall have the meanings such terms have in the Agreement.

     1. That Section 1.10 of the Agreement be amended to read in its entirety as follows:

      "1.10  FIXED RATE OPTION.  Shall mean the Borrower's option pursuant to
      Section 2.1(d) and (e) to designate the Eurodollar Rate or a Foreign Rate (in each case reserve adjusted) as the rate of interest applicable to certain Advances outstanding under the Revolving Credit Notes subject to the conditions stated therein."

     2. That Section 1.13 of the Agreement be amended to read in its entirety as follows:

      "1.13 INTEREST PERIOD. Shall mean as to any Advance that bears interest at the Fixed Rate Option, or as to any Foreign Currency Advance, the period commencing on the date such Advance is disbursed by the Banks (or the date an Advance of U.S. dollars is converted to a Fixed Rate Option from the Floating Rate Option) and ending 30, 60 or 90 days later, as elected by the Borrower."

     3. That the reference in Section 1 of the Agreement to "Eurodollar Reserve Requirement" be amended to read "Applicable Reserve Requirement," and that the following be added after the same:

            "Foreign Currency Advance"                2.1"

     4. That the form of Exhibit A attached hereto be substituted for Exhibit A to the Agreement.

     5. That Sections 2.1(d) and (e) of the Agreement be amended to read in their entirety as follows:

            " (d) So long as neither a Default nor an Event of Default shall have occurred and be continuing, the Borrower may elect to fix the interest rate payable on any portion of the Advances that is equal to or greater than $500,000 at the Eurodollar Rate or a Foreign Rate (reserve adjusted) upon three Business Days' written notice to the Agent. The Borrower's right to elect such rates is referred to herein as the 'Fixed Rate Option.' In no event shall an Interest Period be established for a period ending subsequent to the Termination Date. In the event that notice of the Borrower's election of a Fixed Rate Option is received after 10:00 a.m. on any day, such notice shall be deemed to have been received on the next Business Day. At the expiration of any Interest Period, the rate of interest on the Advance bearing interest at the Fixed Rate Option shall revert to Floating Rate Option unless the Borrower shall have made an effective election to renew the Fixed Rate Option. As used herein in the term 'Foreign Rate' shall mean a rate quoted by the Agent to the Borrower or a Borrowing Subsidiary as the rate at which the Banks are willing to lend to the Borrower or a Borrowing Subsidiary: (i) the dollar equivalent of a foreign currency designated by the Borrower or such Borrowing Subsidiary and approved by the Majority of the Banks in their discretion for an Interest Period of 90 days, or (ii) a Foreign Currency Advance."

            " (e) The term 'reserve adjusted' as used in this Agreement means, with respect to each Interest Period during which any portion of the Advances bears interest at the Eurodollar Rate or a Foreign Rate, the rate determined in accordance with the following formula:

      (            LIBOR          )
      (------------------------------ ) plus 2 equals Reserve adjusted rate
      (1 - Applicable Reserve Requirement)

      'Applicable Reserve Requirement' as used above means a percentage equal to the daily average during the applicable Interest Period of the percentages in effect on each day of such Interest Period, as prescribed by the Federal Reserve Board, for determining the aggregate maximum reserve requirements (including all basic, supplemental, marginal and other reserves) applicable to 'Eurocurrency liabilities' pursuant to Regulation D or any other regulation of the Federal Reserve Board then applicable to the Advances which prescribes reserve requirements applicable to 'Eurocurrency liabilities,' as defined in Regulation D. Without intending to limit the generality of the foregoing, the Applicable Reserve Requirement shall reflect any other reserves required to be maintained by either Bank against: (i) any category of liabilities that includes deposits by reference to which LIBOR is to be determined, or (ii) any category of extensions of credit or other assets that includes any Advance bearing interest at the Eurodollar Rate or a Foreign Rate. For purposes of this Agreement, each Advance bearing interest at the Eurodollar Rate or a Foreign Rate shall be deemed to be a 'Eurocurrency liability,' as defined in Regulation D, and shall be deemed to be subject to such reserve requirements without the benefit of, or credit for, proration, exceptions or offsets which may be available to either Bank from time to time under Regulation D."

     6. That the following Sections 2.1(f) through (h) be added to the Agreement following Section 2.1(e):

            " (f) So long as neither a Default nor an Event of Default shall have occurred and be continuing , the Borrower may request the Banks to make an Advance in any lawful currency which, in the opinion of the Majority of the Banks, is at such time freely traded in the offshore interbank foreign exchange markets and is freely transferable and freely convertible into U.S. dollars (a 'Foreign Currency Advance'). Any such request shall be made no later than 10:00 o'clock a.m. (Boston time) at least ten Business Days in advance of the date such Foreign Currency Advance is proposed to made. The Agent shall promptly notify the Banks of such request, and shall promptly notify the Borrower of the acceptance or rejection of such request."

            " (g) Each Foreign Currency Advance shall bear interest at the Foreign Rate applicable to such Advance as quoted to the Borrower by the Agent. Upon the occurrence of a Default or an Event of Default, all Foreign Currency Advances shall, at the request of the Majority of the Banks, be redenominated and converted into U.S. dollars and shall bear interest at 4% per annum above the Floating Rate Option, and if not so converted shall bear interest at a rate equal to 4% per annum above the rate otherwise payable thereon."

            " (h) The Agent shall determine the U.S. dollar equivalent of all Foreign Currency Advances as of the last Business Day of each month, and shall make appropriate adjustments to the unused portion of each Bank's Commitment to reflect fluctuations in rates of exchange between U.S. dollars and all currencies in which Foreign Currency Advances have been made. In the event that the aggregate of all Advances and the U.S. dollar equivalent of all Foreign Advances exceeds the Banks' combined Commitments, the Agent shall give notice to the Borrower to pay to the Agent a sum equal to such excess in U.S. dollars to reduce the aggregate amount of Advances and Foreign Currency Advances to an amount that is less than the combined Commitments of the Bank."

      All terms and provisions of the Agreement not amended hereby shall remain in full force and effect.

      The undersigned has delivered to each of the Banks contemporaneously herewith a promissory note in the form attached hereto as Exhibit A in the principal amount of $7,500,000. Upon receipt of the notes delivered to you herewith, please return to the Borrower the promissory notes dated November 29, 1996 in the principal amount of $7,500,000 each previously delivered to the Banks. The notes delivered to the Banks herewith shall thereafter be deemed to be the "Revolving Credit Notes" referred to in the Agreement. Each Bank is authorized to charge the account of the Borrower for all accrued but unpaid interest on their respective notes dated November 29, 1996, through the date hereof.

      The undersigned represents and warrants to you that, as of the date of the execution and delivery of this Amendment, each of the representations and warranties set forth in the Agreement is true and correct except to the extent that such representations and warranties relate solely to an earlier date and that no Default or Event of Default as defined in Section 7 of the Agreement has occurred and is continuing.

      The undersigned hereby agrees to pay all costs and expenses, including reasonable attorneys' fees, incurred by you in connection with the preparation, negotiation and execution of this Amendment and of the documents and instruments referred to herein.

      This Amendment shall take effect as a third amendment to the Agreement as of the date hereof upon delivery to the undersigned of duplicate originals hereof, duly executed by authorized officers of your banks. This Amendment shall be deemed to be a sealed instrument and shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.

      Please indicate below your concurrence in the foregoing.

                                    HYDE ATHLETIC INDUSTRIES, INC.

                                    By:  /s/ Charles A. Gottesman

Agreed:
STATE STREET BANK AND TRUST COMPANY
   for itself and as Agent

By:  /s/  Richard Flood

CORESTATES BANK, N.A.

By: /s/ Lyle Cunningham

EXHIBIT A

$7,500,000                                      January, 1997


      On August 1, 1998, FOR VALUE RECEIVED, the undersigned, Hyde Athletic Industries, Inc., a Massachusetts corporation (the "Borrower"), HEREBY PROMISES
TO PAY to the order of                  (the "Bank") the principal sum of Seven
Million Five Hundred Thousand Dollars ($7,500,000) or, if less, the aggregate unpaid principal amount of all Advances made by the Bank to the Borrower pursuant to the Credit Agreement referred to below, together with interest on any and all principal amounts remaining unpaid hereunder from time to time outstanding from the date hereof until payment in full of this Note, at the rates, on the dates and as otherwise provided for in the Credit Agreement.

      Upon the occurrence of any Default as defined in the Credit Agreement, the Bank may increase the rate of interest payable on any Advance to a rate that is 4% per annum above the Prime Rate or 4% per annum above such other rate as is then payable on such Advance. Each change in the Prime Rate shall be reflected by a corresponding change in the fluctuating interest rate payable hereunder. "Prime Rate" shall mean the rate of interest announced by State Street Bank and Trust Company at its Boston office from time to time as its "Prime Rate." Interest shall be calculated on the basis of actual days elapsed and a year of 360 days unless a different method of computation of interest is provided for in the Credit Agreement.

      Both principal and interest are payable in lawful money of the United States of America to the Agent at the office of the Agent located at 225 Franklin Street, Boston, Massachusetts, in immediately available funds. All Advances made by the Bank to the Borrower and all payments made on account of principal hereof shall be recorded by the Bank and Bank's records shall constitute evidence of the disbursement and repayment of such Advances which shall be presumed correct in the absence of manifest error.

      Any deposits or other sums at any time credited by, or due from the holder hereof to the Borrower may at any time be applied or set off against amounts due under this Note and any and all other liabilities (direct or indirect, absolute or contingent, sole, joint or several, secured or unsecured, due or to become due, now existing or hereafter arising) of the Borrower to the holder at any time after a Default (as defined in the Credit Agreement) regardless of the adequacy of collateral.

      This note is one of the Revolving Credit Notes referred to in the Credit Agreement dated August 31, 1993, as amended, among the Bank, the Borrower, State
Street Bank and Trust Company, as agent, and                  (the "Credit
Agreement"), and is entitled to the benefits thereof. Pursuant to the Credit Agreement, any Advance outstanding hereunder may be prepaid without penalty at any time that the Floating Rate Option (as defined in the Credit Agreement) is in effect. Any Advance outstanding hereunder that bears interest at the Fixed Rate Option may not be prepaid except upon payment to the holder of certain amounts provided for in the Credit Agreement. Pursuant to the Credit Agreement, the maturity of the principal hereof may be accelerated upon the occurrence of a Default, as defined in the Credit Agreement.

      This note is executed as an instrument under seal, and shall be governed by the laws of Massachusetts.

                                                HYDE ATHLETIC INDUSTRIES, INC.

                                                By: /s/ Charles A. Gottesman